UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2021

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modifications to Rights of Shareholders.

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2021, the stockholders of Ingersoll Rand Inc. (the “Company”) voted at the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”) to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to declassify the Company’s board of directors and provide for the immediate annual election of all directors, to eliminate the supermajority stockholder vote to amend, alter, repeal or rescind provisions of the Certificate of Incorporation and to eliminate the supermajority stockholder vote required for stockholders to amend, alter, repeal or rescind provisions of the Company’s bylaws. Detailed descriptions of the foregoing amendments were set forth in Proposal Nos. 1, 2 and 3 in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”), which descriptions are incorporated herein by reference and are qualified in their entirety by reference to the full text of the Company’s Restated Certificate of Incorporation filed herewith. These amendments became effective June 16, 2021.

In addition, on June 16, 2021, the Company filed a certificate of correction with the Secretary of State of the State of Delaware to strike Article XII of the Certificate of Incorporation.

The foregoing amendments and correction are reflected in the Company’s Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

On June 16, 2021, the Company also adopted its Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws amends and restates the Company’s Amended and Restated Bylaws to:

•
change the vote required to elect directors from a plurality of votes cast to a majority of votes cast except in the case of contested elections, in which case the vote required remains a plurality of votes cast;

•	limit the number of nominees a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting;

•
provide that the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;

•	eliminate the supermajority stockholder vote required for stockholders to amend the bylaws to give effect to the amendment to the Certificate of Incorporation; and

•	make certain technical, conforming, modernizing and clarifying changes.

The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 3.2 hereto, the terms of which are incorporated herein by reference. In addition, a version of the Second Amended and Restated Bylaws that has been marked to show changes from the Bylaws that were previously in effect is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Ingersoll Rand Inc. (the “Company”) held its Annual Meeting. Because 384,225,068 shares of the Company’s common stock, or approximately 91.61% of the 419,391,639 total shares of the Company’s common stock entitled to vote at the Annual Meeting, were present in person or by proxy, a quorum was present at the Annual Meeting as required by the Company’s Amended and Restated Bylaws. At the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Approval of Amendment to the Certificate of Incorporation to Declassify the Board of Directors and Provide for the Immediate Annual Election of all Directors

The Company’s stockholders approved the amendment of Article VI of the Certificate of Incorporation to declassify the board of directors and to provide for the immediate annual election of all directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
368,034,166	404,624	259,262	15,527,016

Proposal No. 2 – Approval of Amendment to the Certificate of Incorporation to Eliminate the Supermajority Stockholder Vote Required to Amend, Alter, Repeal or Rescind Provisions of the Certificate of Incorporation and to Make a Corresponding Change to the Title of Article V

The Company’s stockholders approved the amendment of Article V of the Certificate of Incorporation to eliminate the supermajority stockholder vote required to amend, alter, repeal or rescind provisions of the Certificate of Incorporation and to make a corresponding change to the title of such Article V.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
367,631,280	797,581	269,191	15,527,016

Proposal No. 3 – Approval of Amendment to the Certificate of Incorporation to Eliminate the Supermajority Stockholder Vote Required for Stockholders to Amend, Alter, Repeal or Rescind Provisions of the Bylaws

The Company’s stockholders approved the amendment of Article V of the Certificate of Incorporation to eliminate the supermajority stockholder vote required for stockholders to amend, alter, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
367,626,275	795,216	276,561	15,527,016

Proposal No. 4 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
375,191,396	8,753,430	280,242	N/A

Proposal No. 5 – Approval of Compensation Paid to Named Executive Officers

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
352,090,675	16,144,607	462,770	15,527,016

Proposal No. 6a – Election of Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a term expiring at the Company’s 2022 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Peter M. Stavros	361,973,478	6,724,574	15,527,016
Kirk E. Arnold	364,189,285	4,508,767	15,527,016
Elizabeth Centoni	364,482,231	4,215,821	15,527,016
William P. Donnelly	364,348,053	4,349,999	15,527,016
Gary D. Forsee	364,411,734	4,286,318	15,527,016
John Humphrey	356,343,616	12,354,436	15,527,016
Marc E. Jones	365,718,228	2,979,824	15,527,016
Vicente Reynal	367,183,552	1,514,500	15,527,016
Joshua T. Weisenbeck	363,770,538	4,927,514	15,527,016
Tony L. White	363,695,464	5,002,588	15,527,016

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Ingersoll Rand Inc.
3.2	Second Amended and Restated Bylaws of Ingersoll Rand Inc.
3.3	Second Amended and Restated Bylaws of Ingersoll Rand Inc. (marked)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 21, 2021